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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003


                           WASTE INDUSTRIES USA, INC.
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             (Exact name of Registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)

                 000-31050                                 56-0954929
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         (Commission file Number)                   (IRS Employer ID Number)


         3301 Benson Drive, Suite 601, Raleigh, North Carolina         27609
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   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    919-325-3000
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                                       NA
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          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits

      Exhibit No.        Description
      -----------        -----------

      99.1 Press release dated April 30, 2003 of Waste Industries USA, Inc. (the "Company"), announcing its operating and financial results for the quarter ended March 31, 2003.


Item 9.  Regulation FD Disclosure.

          On April 30, 2003, the Company issued a press release announcing its operating and financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Waste Industries USA, Inc.

Date: April 30, 2003                   By:
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                                       Name:   D. Stephen Grissom
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                                       Title:  Chief Financial Officer
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